NATIONWIDE VARIABLE INSURANCE TRUST
Templeton NVIT International Value Fund

Supplement dated December 1, 2017
to the Summary Prospectus dated May 23, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective January 1, 2018, the table under the section "Portfolio Managers" on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers	Title	Length of Service with Fund
Antonio T. Docal, CFA	Executive Vice President/Portfolio Manager-Research Analyst	Since 2009
Peter A. Nori, CFA	Executive Vice President/Portfolio Manager-Research Analyst	Since 2009
Matthew R. Nagle, CFA	Portfolio Manager	Since 2018

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